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                                                                    Exhibit 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statements on Form S-3 (File No.'s 333-101436, 333-89364, 333-73766) and Form S-8 (File No.'s 333-64618).


                                            /s/ VIRCHOW, KRAUSE & COMPANY, LLP


Minneapolis, Minnesota
March 31, 2003

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